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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 26, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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        Delaware                                       36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina             28255
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      Address of principal executive offices                (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 5. Other Events
        ------------

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.



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ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.                  Description
-----------------               -----------
     (99) Computational Materials prepared by Banc of America Securities LLC in connection with Banc of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2004-A



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA MORTGAGE
                                      SECURITIES, INC.


January 26, 2003

                                      By: /s/ Judy Lowman
                                          -----------------------------------
                                          Judy Lowman
                                          Vice President


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                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------
   (99)                Computational Materials                          E
                       prepared by Banc of America
                       Securities LLC in connection
                       with Banc of America Mortgage
                       Securities, Inc., Mortgage Pass-
                       Through Certificates, Series 2004-A

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